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                                                               Exhibit 10.05(f)


   Fifth Amendment to the Implementation Partners Agreement
                      between
           The Hunter Group and PeopleSoft, Inc.

This Fifth Amendment ("Fifth Amendment") to the Implementation Partners Agreement dated October 1, 1993 (Agreement") is made by and between PeopleSoft, Inc. ("PeopleSoft") having a place of business at 4305 Hacienda Drive, P.O. Box 9085, Pleasanton, California 94566 and The Hunter Group, Inc. ("Implementor") having an office at 100 East Pratt street, Suite 1600, Baltimore, Maryland 21202.

The parties agree as follows:

1. Definitions

Unless otherwise defined herein, capitalized terms used in this Amendment shall have the same meaning as those used in the Agreement.

"Fifth Amendment Effective Date" means May 8, 1996.


2. Territory

Solely during the period from the Fifth Amendment Effective Date until one
(1) year thereafter, PeopleSoft extends the definition of territory to include Australia. Territory shall mean only the United States, Canada, Europe and Australia.

3. Australian Software License Fees

PeopleSoft grants Implementor the following Software license as follows:

Single-User Australian version of HRMS Software       # copies   License Fees
-----------------------------------------------       --------   ------------

PeopleSoft HRMS-Australian (Single User) version 4.21  4(four)   $   *
                                                       -------

                            TOTAL SOFTWARE LICENSE FEES:         $   *
                                                                 -------

The Australian version of PeopleSoft HRMS includes only the following commercially available application: Human Resources, Payroll, Benefits Administration, FSA Administration. When other HRMS modules are commercially available, Implementor shall receive such modules as part of its licensed Software, provided Implementor is a then-current subscriber to Software Support Services.

4. *

5. *


--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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4.     Precedence

In the event of conflict, this Fifth Amendment shall take precedence over the Agreement. The Agreement and this Fifth Amendment are the entire agreement concerning the subject matter hereof between the parties and all amendments to this Fifth Amendment must be in writing and signed by the parties' authorized signatories.

THE HUNTER GROUP, INC.                       PEOPLESOFT, INC.


/s/ Mary T. Weaver                           /s/ Robert D. Finnell
--------------------------                   -----------------------
Authorized Signature                         Authorized Signature



Mary T. Weaver                               Robert D. Finnell
Senior Vice President                        Vice President-General Counsel
--------------------------                   ------------------------------
Printed Name and Title                       Printed Name and Title








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